December 1, 1995
                             DREYFUS EDISON ELECTRIC
                                INDEX FUND, INC.
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 28, 1995
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY
INFORMATION CONTAINED IN THE PROSPECTUS.
        Effective November 13, 1995, The Dreyfus Corporation ("Dreyfus") became the Fund's manager and Mellon Equity Associates, an affiliate of Dreyfus ("Mellon Equity"),became the Fund's index manager. In addition, Boston Safe Deposit and Trust Company, an affiliate of Dreyfus,became the Fund's custodian.
        Pursuant to the terms of a Management Agreement approved by shareholders on November 3, 1995, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .245% of the value of the Fund's average daily net assets. As compensation for Mellon Equity's services to the Fund under a new Index Management Agreement also approved by shareholders on November 3, 1995, Dreyfus has agreed to pay Mellon Equity a fee at the annual rate of .095% of the value of the Fund's average daily net assets.
        Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, is a registered investment adviser formed in 1987. As of September 30, 1995, Mellon Equity and its employees managed approximately $7.6 billion in assets, including approximately $260 million in mutual fund assets seeking to replicate a benchmark index.
                       (CONTINUED ON REVERSE SIDE)
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND" AND "HOW TO REDEEM FUND SHARES":
        Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").
        Effective January 1, 1996, the telephone number for the following transactions is 1-800-645-6561 or, if you are calling from overseas, 516-794-5452:
        *      Wire Redemption Privilege
        *      Telephone Redemption Privilege
114s120195


                                                           December 1, 1995

                  DREYFUS EDISON ELECTRIC INDEX FUND, INC.

             Supplement to Statement of Additional Information
                           Dated February 28, 1995


     The following information supplements and supersedes any contrary information contained in the Statement of Additional Information:

     Effective November 13, 1995, The Dreyfus Corporation ("Dreyfus") became the Fund's manager and Mellon Equity Associates, an affiliate of Dreyfus ("Mellon Equity"), became the Fund's index manager. In addition, Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, became the Fund's custodian.

     Pursuant to the terms of a Management Agreement approved by shareholders on November 3, 1995, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .245% of the value of the Fund's average daily net assets. As compensation for Mellon Equity's services to the Fund under a new Index Management Agreement also approved by shareholders on November 3, 1995, Dreyfus has agreed to pay Mellon Equity a fee at the annual rate of .095% of the value of the Fund's average daily net assets.

     The following information supplements or replaces the information contained in the following section:

             CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                      COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

     Boston Safe Deposit and Trust Company (the "Custodian"), an indirect wholly-owned subsidiary of Mellon Bank Corporation, is located at One Boston Place, Boston, Massachusetts 02108, and serves as the custodian of the Fund. Under its Custody Agreement with the Fund, the Custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. The Custodian's fees for its services to the Fund are paid by Mellon Equity.

     Neither the Transfer Agent nor the Custodian has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.